SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): April 22, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



      New Jersey                     1-87                   16-0417150
------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
                       (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code (585) 724-4000
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On April 22, 2005, Eastman Kodak Company issued a press release and a supplemental financial discussion document describing its financial results for its first fiscal quarter ended March 31, 2005. Copies of the press release and financial discussion document are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Within the Company's first quarter 2005 press release and financial discussion document, the Company makes reference to certain non-GAAP financial measures including "Operational earnings," "Earnings excluding non-operational items," "Earnings from continuing operations, excluding non-operational items" (and the line items comprising earnings from continuing operations on an operational basis), "Earnings from continuing operations, excluding the impact of the non-operational charge", "Free cash flow", "Operating cash flow", "Investable cash flow" and "Operating cash flow excluding acquisitions", which have a directly comparable GAAP financial measure, and to certain calculations that are based on non-GAAP financial measures, including "Days sales outstanding" and "Days supply in inventory." The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's financial condition, results of operations and cash flows are as follows:

Earnings from continuing operations, excluding non-operational items/focused cost reductions - The Company's management believes that presenting earnings from continuing operations, excluding non-operational items/focused cost reductions, is an important additional measure of performance that can be used for comparing results between reporting periods. These operating measures represent the principle internal measures of performance, and form the basis of internal management performance expectations and incentive compensation.

Free cash flow / Operating cash flow / Investable cash flow / Operating cash flow excluding acquisitions - The Company believes that the presentation of operating cash flow, investable cash flow and operating cash flow excluding acquisitions is useful information to investors as they facilitate the comparison of cash flows between reporting periods. In addition, management utilizes these measures as tools to assess the Company's ability to repay debt and repurchase its own common stock, after it has satisfied its working capital needs, dividends, and funded capital expenditures, acquisitions and investments. The free cash flow measure equals net cash provided by continuing operations, as determined under Generally Accepted Accounting Principles in the U.S. (U.S.
GAAP), plus proceeds from the sale of assets minus capital expenditures, acquisitions, debt assumed in acquisitions and investments in unconsolidated affiliates. The operating cash flow measure equals free cash flow less dividends. The investable cash flow measure equals operating cash flow excluding the impact of acquisitions and debt assumed in acquisitions. Operating cash flow excluding acquisitions is the same as the investable cash flow measure. Accordingly, the Company believes that the presentation of this information is useful to investors as it provides them with the same data as management uses to facilitate their assessment of the Company's cash position.

Days sales outstanding (DSO) - The Company believes that the presentation of a DSO result that includes the impact of reclassifying rebates as an offset to receivables is useful information to investors, as this calculation is more reflective of the Company's receivables performance and cash collection efforts due to the fact that most customers reduce their actual cash payment to the Company by the amount of rebates owed to them.

Days supply in inventory (DSI) - The Company believes that the presentation of a DSI result that is based on inventory before the LIFO reserve is useful information to investors, as this calculation is more reflective of the Company's actual inventory turns due to the fact that the inventory values in the calculation are based on current cost. The Company also believes that the presentation of a DSI result that is based on a cost of goods sold amount that excludes certain manufacturing-related costs that are considered to be unusual, or that occur infrequently, is useful information to investors, as it is more reflective of the Company's actual inventory performance.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------
 (c)   Exhibits
       --------

  Exhibit 99.1  Press release issued April 22, 2005          Furnished with
                regarding financial results for the          this document
                first quarter of 2005

  Exhibit 99.2  Financial discussion document issued         Furnished with
                April 22, 2005 regarding financial           this document
                results for the first quarter of 2005





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EASTMAN KODAK COMPANY



                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Name: Richard G. Brown, Jr.
                                        Title: Controller


Date:  April 22, 2005

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description
----------              ------------

 99.1 Press release issued April 22, 2005 regarding financial results for the first quarter 2005

 99.2 Financial discussion document issued April 22, 2005 regarding financial results for the first quarter 2005